EXHIBIT 32.1
CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1350
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the quarterly Report of Pride Business Development Holdings, Inc. (the "Company") on Form 10-QSB as amended for the period ended September 30, 2004 as filed with the Securities and Exchange Commission (the "Report"), each of the undersigned, in the capacities and on the dates indicated below, hereby certifies pursuant to 18 U.S.C. Section 1350, as adopted pursuant to
Section 906 of the Sarbanes-Oxley Act of 2002, that:

1.the Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2.the information contained in the Report fairly presents, in all material respects, the financial condition and results of operation of Pride.


Dated: February 15, 2006                        /s/ Ari Markow
                                                --------------
                                                Name: Ari Markow
                                                Title: Chief Financial Officer


Dated: February 23, 2006                        /s/ Ari Markow
                                                --------------
                                                Name: Ari Markow
                                                Title: Chief Financial Officer